UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2010

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1861 International Drive McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2010, MicroStrategy Incorporated (the “Company”) held its 2010 Annual Meeting of Stockholders. The following proposals were adopted by the votes specified below.

		For	Withheld/ Against	Abstain	Broker Non-Votes
1.	To elect eight (8) directors for the next year:
	Michael J. Saylor	30,774,875	3,272,563	—	865,761
	Sanju K. Bansal	30,776,223	3,271,215	—	865,761
	Matthew W. Calkins	33,755,266	292,172	—	865,761
	Robert H. Epstein	33,759,197	288,241	—	865,761
	David W. LaRue	33,755,213	292,225	—	865,761
	Jarrod M. Patten	33,755,324	292,114	—	865,761
	Carl J. Rickertsen	33,784,705	262,733	—	865,761
	Thomas P. Spahr	33,784,914	262,524	—	865,761

2.	To approve material terms for payment of certain executive incentive compensation.	33,636,026	405,187	6,216	865,770

3.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.	34,900,740	9,641	2,818	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2010	MicroStrategy Incorporated
(Registrant)

	By:	/S/ DOUGLAS K. THEDE
	Name:	Douglas K. Thede
	Title:	Executive Vice President, Finance & Chief Financial Officer